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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             ----------------------

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ----------------------

      Date of Report (Date of earliest event reported) December 20, 1998

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
PATRIOT AMERICAN HOSPITALITY,            WYNDHAM INTERNATIONAL, INC.
            INC.
(Exact name of registrant as             (Exact name of registrant as
   specified in charter)                     specified in charter)
        Delaware                                    Delaware
(State or Other Jurisdiction             (State or Other Jurisdiction
      of Incorporation)                        of Incorporation)
       94-0358820                                  94-2878485
(IRS employer identification number)   (IRS employer identification number)
        01-13127                                  01-13127-01
 (Commission file number)                   (Commission file number)
  1950 Stemmons Freeway                      1950 Stemmons Freeway
        Suite 6001                                 Suite 6001
     Dallas TX 75207                             Dallas TX 75207
     (214) 863-1000                               (214) 863-1000
   (Address of principal                      (Address of principal
   executive offices)                           executive offices)
(Registrant's telephone number,            (Registrant's telephone number,
     including area code)                         including area code)
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         Item 5.  Other Events

         On December 20, 1998 the Board of Directors of Patriot American Hospitality, Inc. (the "Company") adopted a Shareholder Rights Agreement (the "Rights Agreement"). The following description of the terms of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement which is attached hereto as an exhibit and is incorporated herein by reference.

         Pursuant to the terms of the Rights Agreement, the Board of Directors declared a dividend distribution of one Preferred Stock Purchase Right (a "Right") for each outstanding share of Common Stock of the Company (the "Common Stock") and for each outstanding share of Series A Convertible Preferred Stock of the Company (the "Series A Preferred Stock") to stockholders of record as of December 20, 1998 (the "Record Date"). In addition, one Right will automatically attach to each share of Common Stock and to each share of Series A Preferred Stock issued between the Record Date and the Distribution Date (as hereinafter defined). Each Right entitles the registered holder thereof to purchase from the Company a unit consisting of one one-thousandth of a share (a "Unit") of Series X Junior Participating Cumulative Preferred Stock, par value $0.01 per share, at a cash exercise price of $35.00 per Unit, subject to adjustment.

         Initially, the Rights are not exercisable and are attached to and trade with all shares of Common Stock and Series A Preferred Stock outstanding as of, and issued subsequent to, the Record Date. The Rights will separate from the Common Stock and from the Series A Preferred Stock and will become exercisable upon the earlier of (i) the close of business on the tenth calendar day following the first public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 10% or more of the outstanding shares of Common Stock (an "Acquiring Person") or (ii) the close of business on the tenth business day (or such later day as the Board of Directors may determine) following the commencement of a tender offer or exchange offer that would result upon its consummation in a person or group becoming the beneficial owner of 10% or more of the outstanding shares of Common Stock (the earlier of such dates being herein referred to as the "Distribution Date").

         The Rights are not exercisable until the Distribution Date and will expire at the close of business on December 20, 2008 (the "Expiration Date"), unless previously redeemed or exchanged by the Company as described below.

         The Rights may be redeemed in whole, but not in part, at a price of $0.01 per Right (payable in cash, Common Stock, paired shares of Common Stock and common stock of Wyndham International, Inc., or other consideration deemed appropriate by the Board of Directors) by the Board of Directors only until the earlier of (i) the time at which any person becomes an Acquiring Person or (ii) the expiration date of the Rights Agreement. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and thereafter the only right of the holders of Rights will be to receive the redemption price.


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         The Rights Agreement may be amended by the Board of Directors in its sole discretion until the time at which any person becomes an Acquiring Person. After such time the Board of Directors may, subject to certain limitations set forth in the Rights Agreement, amend the Rights Agreement only to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period, or to make changes that do not adversely affect the interests of Rights holders (excluding the interests of an Acquiring Person or its associates or affiliates).

         Until a Right is exercised, the holder will have no rights as a stockholder of the Company (beyond those as an existing stockholder), including the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units, other securities of the Company, other consideration or for common stock of an acquiring company.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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

         Exhibit 3.1 -     Certificate of Designations, Preferences and
                           Rights of a Series of Preferred Stock of Patriot
                           American Hospitality, Inc., classifying and designating the Series X Junior Participating
                           Cumulative Preferred Stock.

         Exhibit 4.1 -     Shareholder Rights Agreement, dated as of December
                           20, 1998, between Patriot American Hospitality Inc.
                           and American Stock Transfer and Trust Company, as
                           Rights Agent.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PATRIOT AMERICAN HOSPITALITY, INC.


Date: December 20, 1998                      By:  /s/William W. Evans III
                                                -------------------------------
                                                Name: William W. Evans III
                                                Title: President and Chief
                                                       Operating Officer

                                             WYNDHAM INTERNATIONAL, INC.


Date: December 20, 1998                      By:  /s/William W. Evans III
                                                -------------------------------
                                                Name: William W. Evans III
                                                Title: Executive Vice President







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                                  EXHIBIT INDEX

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

Exhibit No.                                         Description
-----------                                         -----------
         3.1               Certificate of Designations, Preferences and Rights of a Series of Preferred
                           Stock of Patriot American Hospitality, Inc., classifying and designating the
                           Series X Junior Participating Cumulative Preferred Stock.

         4.1               Shareholder Rights Agreement, dated as of December 20, 1998, between
                           Patriot American Hospitality Inc. and American Stock Transfer and Trust
                           Company, as Rights Agent.
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